UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2020

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

 New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2020, following her election to the Board of Directors (the "Board") of Electromed, Inc. (the "Company" or "us") at the Company's Fiscal 2021 Annual Meeting of Shareholders (the "2021 Annual Meeting"), as further described under Item 5.07 below, Andrea M. Walsh was appointed to serve on the Nominating and Governance Committee of the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting was held on November 13, 2020. Of the 8,601,234 shares of our common stock eligible to vote at the meeting, 7,144,656 shares were present at the meeting by proxy or in person. Our shareholders voted on the following matters:

1.	The following individuals designated by our Board as nominees for director were elected for a one-year term or until a successor has been elected and qualified, thereby setting the number of directors at seven, with voting as follows:

Name	For	Withheld	Broker Non-Votes
Stephen H. Craney	4,673,298	458,079	2,013,279
Stan K. Erickson	4,700,408	430,969	2,013,279
Gregory J. Fluet	4,116,458	1,014,919	2,013,279
Lee A. Jones	4,350,957	780,420	2,013,279
Kathleen S. Skarvan	4,951,434	179,943	2,013,279
Andrea M. Walsh	4,954,915	176,462	2,013,279
George H. Winn	4,664,675	466,702	2,013,279

2.	Our shareholders ratified the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021, with voting as follows:

For	Against	Abstain
7,082,859	34,292	27,505

3.	Our shareholders approved, on a non-binding and advisory basis, our executive compensation, with voting as follows:

For	Against	Abstain	Broker Non-Votes
4,631,798	444,931	54,648	2,013,279

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: November 18, 2020	By: /s/ Michael J. MacCourt
	Name:	Michael J. MacCourt
	Title:	Chief Financial Officer